ASTOR DYNAMIC ALLOCATION FUND

Class A	Ticker: ASTLX
Class C	Ticker: ASTZX
Class I	Ticker: ASTIX

ASTOR MACRO ALTERNATIVE FUND

Class A	Ticker: ASTMX
Class C	Ticker: ASTGX
Class I	Ticker: GBLMX

ASTOR SECTOR ALLOCATION FUND

Class A	Ticker: ASPGX
Class C	Ticker: CSPGX
Class I	Ticker: STARX

(each a series of Northern Lights Fund Trust)

Supplement dated April 30, 2021 to the Prospectus

dated November 30, 2020

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Effective immediately, the 1st paragraph under the section of the prospectus labeled Appendix A has been replaced with the following:

Automatic conversion of Class C shares. Class C shares purchased through a platform or account will automatically convert to Class A shares in the month of the 8th anniversary of the purchase date. No sales charges will be imposed as a result of such automatic conversion. Automatic conversions are not taxable events under the Internal Revenue Code of 1986, as amended.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated November 30, 2020, and Statement of Additional Information (“SAI”), dated November 30, 2020. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.